UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 16, 2008
TeamStaff, Inc.
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1 Executive Drive
Somerset, NJ 08873
(Address and zip code of principal executive offices)
(877) 523-9897
(Registrant’s telephone number, including area code
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Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On September 16, 2008, TeamStaff, Inc., (the “Company” or “TeamStaff”) entered into an employment relationship with Ms. Dale West, who will serve as the President of TeamStaff Rx, the Company’s subsidiary which provides travel nursing and travel allied healthcare professional staffing services. A press release announcing Ms. West’s appointment was issued on September 19, 2008 and is filed as an exhibit to this Current Report.
     Pursuant to an offer letter executed by the Company and Ms. West, Ms. West will serve as President of TeamStaff Rx on an at-will basis and earn an annual salary at the rate of $200,000. Ms. West will be eligible for a $12,500 quarterly stock bonus with the first two bonuses guaranteed. The remaining quarterly bonus potential, and an annual bonus potential of up to 70% of her base salary, is based upon the achievement of performance targets to be determined by the Company. Additional bonus awards may be granted in the discretion of the Company’s Management Resources and Compensation Committee. In addition, TeamStaff agreed to provide Ms. West with a relocation benefit of $36,000 payable during her first 12 months of employment with TeamStaff. In the event Ms. West voluntarily terminates her employment with TeamStaff during such 12 month period, she will be required to repay the Company for the net amount of relocation benefits paid prior to such termination. Ms. West will also be eligible to participate in all employee benefits afforded to regular full-time TeamStaff employees.
     Biographical Information
     Ms. West has been an independent consultant in the healthcare staffing sector from February 2008 to May 2008. From August, 1998 through July, 2002, Ms. West was Senior Vice President of RNNetwork, Inc. a healthcare staffing company and from July, 2002 through December, 2005, Ms. West served as the President of RNNetwork, Inc. Ms. West also was an owner and original founder of RNNetwork. At RNNetwork, Ms. West was responsible for overseeing all aspects of the travel nurse business. RNNetwork was acquired by CompHealth Group in January 2005. Previously, Ms. West worked at Hospital Staffing Services, Inc. from September, 1995 to August, 1998 as Director of Sales. Prior to that, Ms. West worked as Director of Operations at Allied Health Services, Inc. from 1992 to 1995. Ms. West is 53 years old.
Item 9.01 Financial Statements and Exhibits

Exhibit
(d)	Number	Exhibit Title or Description

	99.1	Press Release dated September 19, 2008

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff	, Inc.

By:	/s/ Rick Filippelli
Name:	Rick J. Filippelli
Title:	President and Chief Executive Officer
Date:	September 22, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated September 19, 2008

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